EXHIBIT 23.2










                          Independent Auditors' Consent



The Board of Directors
Realty Income Corporation:


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.





San Diego, California
December 18, 2002